UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire	03773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 13, 2006, New Hampshire Thrift Bancshares, Inc. (the “Company”) announced its earnings for the nine months ended September 30, 2006. A copy of the press release dated October 13, 2006, describing the second quarter earnings is attached as Exhibit 99.1.

On January 19, 2007, the Company announced its earnings for the 2006 fiscal year. A copy of the press release dated January 19, 2007, describing the fourth quarter earnings is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are furnished with this Report:

Exhibit No.	Description
99.1	Press release issued by the Company on October 13, 2006.

99.2	Press release issued by the Company on January 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2007	NEW HAMPSHIRE THRIFT BANCSHARES, INC.

	By:	/s/ Stephen R. Theroux
	Name:	Stephen R. Theroux
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company on October 13, 2006.

99.2	Press release issued by the Company on January 19, 2007.